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Creating the Premier Provider of Biotechnology Reagents and Systems June 12, 2008

2 Certain statements contained in this presentations are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and Invitrogen and Applera intend that such forward-looking statements be subject to the safe harbor created thereby. Forward-looking statements may be identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” or words of similar meaning and include, but are not limited to, statements about the expected future business and financial performance of Applied Biosystems, Invitrogen and the combined company. Such forward-looking statements include, but are not limited to, statements relating to financial projections, including revenue and pro forma EPS projections; success in acquired businesses, including cost and revenue synergies; development and increased flow of new products; leveraging technology and personnel; advanced opportunities and efficiencies; opportunities for growth; and expectations of prospective new standards, new delivery platforms, and new selling specialization and effectiveness. A number of the matters discussed in this press release that are not historical or current facts deal with potential future circumstances and developments, in particular, information regarding the new company, including expected synergies resulting from the merger of Invitrogen and Applied Biosystems, combined operating and financial data, future research and development plans and whether and when the transactions contemplated by the merger agreement will be consummated. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: the failure to realize capital and operating expense synergies; the result of the review of the proposed merger by various regulatory agencies, and any conditions imposed on the new company in connection with consummation of the merger; approval of the merger by the stockholders of Invitrogen and Applied Biosystems and satisfaction of various other conditions to the closing of the merger contemplated by the merger agreement; and the risks that are described from time to time in Invitrogen's and Applera's respective reports filed with the SEC, including Invitrogen's annual report on Form 10-K for the year ended December 31, 2007 and quarterly report on Form 10-Q for the quarter ended March 31, 2008 and Applera's annual report on Form 10-K for the year ended June 30, 2007 and quarterly reports on Form 10-Q for the quarters ended September 30, 2007, December 31, 2007 and March 31, 2008, as such reports may have been amended. This press release speaks only as of its date, and Invitrogen and Applera each disclaims any duty to update the information herein. Safe Harbor Statement

3 Non-GAAP Measurements This presentation and discussion includes certain financial information which constitute “non-GAAP financial measures” as defined by the SEC. The GAAP measures which are most directly comparable to these measures, as well as a reconciliation of these measures with the most directly comparable GAAP measures, can be found at www.appliedbiosystems.com or www.invitrogen.com Additional Information: This press release is being made pursuant to and in compliance with Rules 165 and 425 of the Securities Act of 1933 and does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities. In connection with the proposed transaction, Invitrogen and Applied Biosystems expect to file a proxy statement/prospectus as part of a registration statement regarding the proposed transaction with the Securities and Exchange Commission, or SEC. Investors and security holders are urged to read the proxy statement/prospectus because it will contain important information about Invitrogen and Applied Biosystems and the proposed transaction. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents when filed with the SEC at the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of charge from Invitrogen by directing such requests to: Invitrogen Corporation, 5791 Van Allen Way, Carlsbad, CA 92011, Attention: Investor Relations or from Applied Biosystems by directing such requests to: Applied Biosystems Corporation, XXX, Attention: [Investor Relations]. Investors and security holders are urged to read the proxy statement, prospectus and other relevant material when they become available before making any voting or investment decisions with respect to the proposed transaction. Additional Information

4 Agenda Transaction Overview 1 Strategic Rationale 2 Financial Highlights 3 Next Steps 4

5 Transaction Overview Transaction Structure Consideration and Relative Ownership Approvals Company Name Headquarters Closing • Invitrogen will acquire all of the outstanding shares of Applied Biosystems for $38 per share in a combination of cash and stock, for a total value of $6.7 billion • Applied Biosystems shareholders will receive approximately 45% of consideration in cash and 55% in Invitrogen common stock for each share of Applied Biosystems common stock they own • Invitrogen shareholders will own majority of the company • Financing underwritten by Bank of America, UBS and Morgan Stanley • Applied Biosystems, Inc. • Requires approval by regulatory authorities as well as Invitrogen and Applera shareholders • Transaction targeted to close in Fall of 2008 • Carlsbad, California • ~9,700 employees Employees

6 Board Composition Executive Management • 9 Invitrogen and 3 Applera board members Greg Lucier Chairman, President and CEO • Invitrogen CEO and Board Member since May 2003 • Invitrogen Chairman since April 2004 • Former Corporate Officer of General Electric Corporation David Hoffmeister Senior VP, Finance and CFO • Invitrogen Senior VP, Finance and CFO since October 2004 • Former Senior Partner at McKinsey & Co. Mark Stevenson President and Chief Operating Officer • Applied Biosystems President and COO since December 2007 • Joined Applied Biosystems Europe in 1998 Transaction Overview (Continued)

7 Combining Industry Leaders • Founded: 1987 • Premier provider of consumable kits and reagents • Annual revenue of $1.3 billion • Leading positions in: – Cell Culture (GIBCO) – Labeling and Detection – Molecular Biology Kits • ~4,700 employees • 1,200 patents & licenses • Carlsbad, CA (HQ) • Founded: 1981 • Premier provider of genetic analysis & mass spec systems, reagents & services • Annual revenue of $2.2 billion • Leading positions in: – DNA Sequencing – PCR / Real-Time PCR – Mass Spectrometry • ~5,000 employees • 2,400 patents & licenses • Norwalk, CT (Corp. HQ) Foster City, CA (Op. HQ)

8 Advance Science to Improve the Human Condition Shared Vision Innovate to Solve Customer Workflow Challenges Deliver Superior Quality and Reliability Differentiate the Customer Experience Win Together

9 Newco Competitive Advantages New Company Well-Positioned to Benefit From Macrotrends Genomics and cell biology convergence Translation of technologies to applied markets Race to understand human genome and genetic variations Growth in emerging geographies Positioned to capture more of profit stream ABI systems + Invitrogen molecular biology expertise SOLiD + Invitrogen = pathway toward $1,000 genome Combined investment scale Industry Dynamics

10 Agenda Transaction Overview 2 Strategic Rationale 1 Financial Highlights 3 Next Steps 4

11 • Highly complementary, best-in-class product offerings • Broad and extensive commercial network • Strong platform for expansion into high-growth markets • Significant value creation opportunities for shareholders • Strong financial profile Strategic Rationale Merger combines the industry's premier consumables provider with the industry's premier systems provider to create a world-class biotechnology tools company that is well positioned to accelerate and drive new discoveries and commercial applications

12 Best in Class Product Offerings Across All Major Biological Disciplines... • ChargeSwitch® nucleic acid prep • SYBR® Green • Gateway® & TOPO® cloning Gene Regulation Proteomics Cell Biology Genomics • SuperScript ® reverse transcription • Lipofectamine ® transfection • Novex® gels, stains, standards • iBlot™ western blotting • Molecular Probes® labels • Invitrogen immunoassays • Gibco® media • TaqMan® chemistry • SOLiD™ and CE sequencing • RT-PCR / PCR • Ambion® reagents • Ambion® RNAi • SOLiD™ and CE sequencing • RT-PCR • MALDI TOF/TOF™ • Q TRAP® • iTRAQ® / mTRAQ™ peptide labels • cAMP-Screen® chemilum. assays

13 With Highly Complementary Revenue Streams... Consumables & Services* 60% Mass Spec Instruments 19% Instrument Reagent Systems 21% Consumables & Services* 74% Mass Spec Instruments 12% Instrument Reagent Systems 14% Consumables & Services* 99% Instrument Reagent Systems 1% IVGN Revenues ABI Revenues Newco Revenues Diversified Portfolio of High Margin Products + = *includes IP royalties

14 Enables Combined Company to Create New End-to-End Workflow Solutions Sample Prep Detection / Analysis Data Interpretation Sample Processing • Innovate around workflows • Serve customers holistically

15 $112 $190 IVGN (1) ABI (2) Patents & Licenses 1,200 2,400 IVGN ABI R&D Investment (in millions) R&D Investment (% of revenue) 8.5% 11.4% IVGN ABI (2,3) (2) FY2008 Estimate (3) excludes mass spec revenue Leading investment in R&D provides significant scale for developing breakthrough innovations Innovation Engine Supported by Significant Scale (1) FY2007 Actuals (2) FY2008 Estimate

16 • Excels at repeat business • e-Commerce expertise • 1,000+ supply centers • Strong relationships with bench scientists • Excels at systems sales • Global service infrastructure • Presence beyond life sciences • High level customer relationships • Approximately 3,000 sales & service personnel • Fully capture lifetime value of customer revenue • Enhanced customer service levels • Global coverage • Scale at all customers Broad and Extensive Commercial Network with Complementary Skills

17 Market Size Market Growth Capabilities: Applied Markets $9B Low double digits Emerging Geographies $1B Midteen’s Cell Biology $6B High single digits Next Gen Sequencing >35% $200M Strong Platform for Expansion Into High Growth Markets

18 New Company Will Have Capabilities to Offer Complete Solutions in Key Cell Biology Workflows $8.2B $6.3B 2010 2007 Key Growth Points: •Disease relevant cells and cell inputs •Stem cells and cell therapy •Multiplexing and bench top instrumentation 9% CAGR IVGN 63% Best Cell Biology Supplier: Market Size Capabilities/Presence: Content & Reagents Systems Expertise Cells & Cell Control Customer Access

19 Applied Markets Represent Attractive Growth Opportunity 700 800 400 800 1,100 1,100 2,700 2,400 $9.2B 1,200 600 1,400 1,300 3,700 3,400 $12.4B 2010 Other Forensics QA / QC AgBio Food Safety Histology/Cytology Molecular Dx 2007 Source: Kalorama, Global Strategic Business, Frost and Sullivan, Consultant Reports Key Growth Points: •Conversion to molecular testing •New content/biomarkers •Distributed testing 10%+ CAGR Capabilities/Presence:

20 “Genomic Revolution” • Improved diagnostics & disease management • Transformed clinical trials right treatments for right patients • Genomic baseline at birth educated consumer and lifestyle choices improve human condition Next Generation Sequencing Driving New Discoveries SOLiD Platform • Highest output/run of any platform • 2 base encoding yields highest accuracy of all short-read NGS platforms • Best in class field service and support yielding rapid sales uptake • Combining company capabilities further platform with: • Improved front end (“walk away”) • Optimized reagents (labeling & molecular biology expertise) Driving toward $1,000 genome

21 Increased validation by RT-PCR Genomic Analysis Drives Downstream Revenue SOLiD™ drives down the cost of rare SNP /expressor discovery Application to therapeutics /diagnostics Increase in cell biology research to understand gene products in context More questions

22 Agenda Transaction Overview 3 Strategic Rationale 1 Financial Highlights 2 Next Steps 4

23 • At least $125 million annual cost savings by 3rd year – Raw material synergies – Overhead redundancies – Facility rationalizaton – R&D scale • At least $50 million annual Operating Income from revenue synergies by 3rd year – Cross selling/channel synergies – Penetration of new markets – New joint products Significant Opportunities for Value Creation... $175 million of Synergies ~$60 million of total synergies realized in 2009

24 • ~$3.5 billion in combined LTM revenue • Strong EBITDA and operating cash flow contribution • Intent to quickly repay debt LTM March 31, 2008 $803 23% $480 22% $323 24% Operating Cash Flow as % of Revenue $859 25% $490 23% $369 28% EBITDA(1) as % of Revenue $3,496 $2,173 $1,323 Revenue ProForma Applied Biosystems Invitrogen ($mm) Strong Financial Profile (1) Non-GAAP measure

25 Revenue Diversified Across Segments... with a significant contribution from high-margin consumables Rev. By End Markets Rev. By Product Mix Industry & Other 20% Pharma & Biotech 30% Academic & Govt 50% Rev. By Geography United States 44% Europe 34% APAC 16% Other 6% Consumables & Services 74% Mass Spec Instruments 12% Instrument Reagent Systems 14%

26 2009 Financial Goals $2.60+(2) Non-GAAP EPS (1) Mid single digits Organic Revenue Growth 2009E Notes: (1) Non-GAAP EPS excludes certain acquisition related costs, including amortization of intangible assets, business integration and other expenses. (2) Neutral to slightly accretive to 2009 Street estimates

27 Agenda Transaction Overview 4 Strategic Rationale 1 Financial Highlights 2 Next Steps 3

28 Next Steps • Approvals – Invitrogen and ABI shareholder approval – HSR, ECMR and other regulatory approval – Expected close: Fall of 2008 • Integration Roadmap – Project management team put in place immediately – Upon closing: • Reagent businesses combined quickly and smoothly • Instrument businesses will largely be left stand alone, except for joint R&D projects which will commence immediately • Cost savings programs implemented

29 Experienced Management Teams Will Deliver on Deal Promise • Invitrogen team: – Executed upon significant improvements to financial profile in <2 years – >30% shareholder returns in last 5 years – Integrated 15 acquisitions in 3 years – On track to deliver 7th consecutive quarter of strong organic growth and double digit earnings growth • Applied Biosystems team: – Long industry leadership in DNA, small molecule and protein-based systems – Significant margin expansion and operational improvements in last 3 years

30 • Highly complementary, best-in-class product offerings • Broad and extensive commercial network • Strong platform for expansion into high-growth markets • Significant opportunities for value creation for shareholders • Strong financial profile Strategic Rationale Merger combines the industry's premier consumables provider with the industry's premier systems provider to create a world-class biotechnology tools company that is well positioned to accelerate and drive new discoveries and commercial applications

* * *

FORWARD LOOKING STATEMENTS

Some statements made by Applera Corporation (the “Company”) or Invitrogen Corporation (“Invitrogen”) contained in, or incorporated by reference in, this communication are forward-looking and are subject to a variety of risks and uncertainties. These forward-looking statements may be identified by the use of forward-looking words or phrases such as “believe,” “expect,” “intend,” and “anticipate,” among others. Such forward-looking statements include statements regarding our decision to enter into an agreement for a sale of the Company, the ability of the Company and Invitrogen to complete the transaction contemplated by the definitive agreement, including the parties’ ability to satisfy the conditions set forth in the definitive agreement, and the possibility of any termination of the definitive agreement. The forward-looking statements contained in this report are based on our current expectations, and those made at other times will be based on our expectations when the statements are made. We cannot guarantee that any forward-looking statements will be realized.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements.  To comply with the terms of the safe harbor, we note that a variety of factors could cause actual results and experience to differ materially from anticipated results or other expectations expressed in forward-looking statements. We also note that achievement of anticipated results or expectations in forward-looking statements is subject to the possibility that assumptions underlying forward-looking statements will prove to be inaccurate. Investors should bear this in mind as they consider forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by the stockholders of the Company and Invitrogen, as well as of regulatory agencies, the possibility that the anticipated benefits from the merger cannot be fully realized, the possibility that costs or difficulties related to the integration of the Company’s operations and those of Invitrogen will be greater than expected, the impact of competition and other risk factors included in the Company’s and Invitrogen’s reports filed with the SEC. The risks and uncertainties that may affect the operations, performance, development, and results of our business include, but are not limited to, those described under the heading “Risks Factors” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2007, as updated by our subsequent Quarterly Reports on Form 10-Q.  We note that our business could be affected by other factors that we have not disclosed because we think they are immaterial.  Also, there may be additional risks and uncertainties that could affect our businesses but that are not currently known to us. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events, or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, Invitrogen will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of the Company and Invitrogen.  The Company and Invitrogen will mail the joint proxy statement to their respective stockholders.  Investors and security holders are urged to read the joint proxy statement when it becomes available because it will contain important information.  You may obtain a free copy of the joint proxy statement (when available) and other related documents filed with the SEC by the Company and Invitrogen at the SEC’s website at www.sec.gov.  The joint proxy statement (when it is available) and the other documents may also be obtained for free at the Company’s website at http://www.applera.com or at Invitrogen’s website at http://www.invitrogen.com.

PARTICIPANTS IN THE SOLICITATION

The Company and Invitrogen and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in respect of the transactions contemplated in connection with the proposed merger.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of stockholders in connection with the merger will be set forth in the joint proxy statement when it is filed with the SEC.  You can find information about Company’s executive officers and directors in the Company’s definitive proxy statement filed with the SEC on September 6, 2007.  You can find information about Invitrogen’s executive officers and directors in its definitive proxy statement filed with the SEC on March 5, 2008.  You may obtain free copies of these documents from the Company or Invitrogen, as applicable, by using the contact information above.